Income Tax Expenses - Details of Tax Effects of Temporary Differences that Give Rise to the Deferred Tax Balances (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
Deferred tax assets
Net operating loss carry forward	¥ 140,905	$ 21,595	¥ 70,374		¥ 22,651
Depreciation and amortization of property, equipment and software	2,892	443	2,795		1,777
Gross deferred tax assets	143,797	22,038	73,169		24,428
Less: valuation allowance	(143,797)	$ (22,038)	¥ (73,169)	$ (11,214)	¥ (24,428)	¥ (2,391)
Total deferred tax assets, net